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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Risk Managed Natural Resources Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end:                       February 28
Date of reporting period:                    August 31, 2008

Semi-Annual Report

August 31, 2008

ING Risk Managed Natural Resources Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800)-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800)-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, realized capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing an integrated options “collar” strategy. The Fund’s collar strategy seeks to reduce the volatility of total returns relative to the natural resources equity sector and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

For the six-month period ended August 31, 2008, the Fund made total quarterly distributions of $0.85 per share including a return of capital of $0.80 per share.

Based on net asset value (“NAV”), the Fund had a total return of (1.87)% for the six-month period.(1) This NAV return reflects a decrease from $18.92 on February 29, 2008 to $17.62 on August 31, 2008, plus the reinvestment of $0.85 per share in distributions. Based on its share price as of August 31, 2008, the Fund provided a total return of 0.22% for the six-month period.(2) This share price return reflects a decrease in its share price from $17.19 on February 29, 2008 to $16.35 on August 31, 2008, plus the reinvestment of $0.85 per share in distributions.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
October 10, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)  Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

Market Perspective:  Six Months Ended August 31, 2008

Our new fiscal year carried on where the previous one left off, as mutually reinforcing financial dislocation and economic weakness continued to drive investors from risk assets, with volatility as the norm. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) fell 3.8% for the six months ended August 31, 2008. In currencies the dollar at first continued its weakening trend against the euro. But the tide turned in mid-July and for the whole six months the dollar strengthened by 3.1% against the euro. The dollar gained 2.5% on the yen, and in its biggest move, gained 8.9% against the pound.

In some ways March symbolized these turbulent times with its mixture of crisis, remedy and apparent relief. Bear Stearns, an investment bank near the eye of the storm, was laid low in days by self-fulfilling rumors of insolvency due to liquidity problems. The Federal Reserve Board (the “Fed”), which had been reducing rates since August, then cut the discount rate further, by 100 basis points to 2.5% and the federal funds rate by 75 basis points to 2.25%, and followed this up by opening the discount window to other primary dealers.

For a while investors seemed to think the worst had passed. After five consecutive months of loss through March, stock markets rose strongly from mid-March lows, sustained by another federal funds rate cut of 0.25%. But by mid-May, it was obvious that the problems had not gone away and global equities resumed a downward path.

The housing market continued its inexorable march down. The now popular Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities fell 15.4% year-over-year in the second quarter. Single family housing starts were at the lowest level since 1991, and one-third of existing home sales were distressed. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high.

By August, payrolls had declined for seven consecutive months and the unemployment rate rose to 5.7% from 4.9% in February. Gross Domestic Product (“GDP”) growth was finalized at just 0.96% annualized for the first quarter. There was improvement to 3.3% for the second quarter, but this was after a massive, temporary fiscal stimulus.

There was more trouble in the financial sector. Lehman Brothers, Merrill Lynch and huge global insurer AIG declared losses in the billions, directly or indirectly due to mortgage write downs. But the most attention was directed at the government sponsored mortgage lending agencies known as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Corporation (“Freddie Mac”). Lightly capitalized for their trillions in liabilities, they were, by any rational assessment, insolvent. The systemic risk to the broader economy was obvious and finally Treasury Secretary Paulson was given authorization to buy stock in and lend to the agencies. But as August ended, with their stock prices down 90% in 2008, there was a sense of foreboding that the game was up for Fannie Mae and Freddie Mac, among others.

In US fixed income markets, the Treasury yield curve steepened as the market sought the safety of Treasury Bills, while longer term yields were supported by headline consumer price index inflation of 5.0% and the prospect of increasing calls on the public purse. For the six-months through August 31, 2008, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(3) of investment grade bonds rose just 0.18%, and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(4) returned 0.74%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500® ”) Index(5) including dividends, returned (2.6)% in the six months through August 31, 2008, supported to some extent by sharply falling oil prices after peaking in mid-July at nearly $150 per barrel. Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector, which contributed a net loss. It was not just financials that were in the news, however. The domestic automakers were facing the perfect storm of rising gasoline prices driving customers from high margin SUVs and pick-up trucks, a slowing economy and sagging consumer confidence, at the same time as credit conditions were getting tighter. General Motors’ stock price traded at a 54-year low at one point, while Ford incurred a record loss of $8.7 billion in the second quarter.

In international markets, the MSCI Japan® Index(6) fell 4.9% for the six-month period. The export dependent economy suffered from slowing global demand, while high energy prices and political deadlock sapped domestic confidence. The longest postwar expansion

Market Perspective:  Six Months Ended August 31, 2008

came to an end as the first quarterly drop in exports for three years led to a decline in GDP of 0.6% in the second quarter of 2008. The MSCI Europe ex UK® Index(7) slumped 7.2% in the same period, beset by sharply falling economic activity and a European Central Bank that actually raised interest rates in July as consumer price inflation, driven by food and energy, surged to 4.0%, a 16-year high. First quarter GDP growth was actually reported at 0.8%. But soon business and consumer confidence sagged to five-year lows as banks continued to write down asset-backed securities in huge volumes and toughened credit standards. With purchasing managers’ indices in contraction territory, second quarter GDP fell 0.2%. In the UK, the MSCI UK® Index(8) slipped 1.8%, supported by large, out performing energy and staples sectors. As in Continental Europe, lenders were tightening their rules, mortgage approvals were at the lowest since record-keeping began, and house price declines were accelerating. GDP growth evaporated, and the economy fell flat in the second quarter. The Bank of England cut rates, by 0.25% to 5.0%, but with inflation now up to 4.4% it was clear that the Bank was out of ammunition.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Risk Managed Natural Resources Fund
Portfolio Managers’ Report

Country Allocation
as of August 31, 2008
(as a percent of net assets)

United States	91.4%
Canada	5.3%
Barbados	1.0%
Netherlands	0.7%
France	0.5%
Australia	0.4%
Italy	0.3%
Bermuda	0.2%
South Africa	0.1%
United Kingdom	0.1%
Russia	0.0%
Other Assets and Liabilities — Net*	(0.0)%

Net Assets	100.0%

*	Includes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

ING Risk Managed Natural Resources Fund (the “Fund”) seeks total return through a combination of current income, realized capital gains and capital appreciation. The Fund is managed by Paul Zemsky, James A. Vail, David Powers and Jody I. Hrazanek, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in exchange traded funds (“ETFs”) comprised primarily of Natural Resources Companies. Additionally, the Fund employs an integrated options “collar” strategy which seeks to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and helps the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

Equity Portfolio Construction: When selecting equity investments for the Fund, the Sub-Adviser uses fundamental and quantitative research provided by its analysts. The Sub-Adviser normally seeks to identify securities of companies that it believes to be undervalued relative to the value of the energy and natural resources assets they hold or their business fundamentals and outlook. This identification process takes into account current and anticipated economic and financial conditions, as well as company-specific considerations that may cause the issuer’s equity to lead or lag the performance of the broader natural resources investment universe. The Sub-Adviser believes that the best investment candidates are those that feature superior capital allocation, strong competitive position and operations in industries with robust demand. Furthermore, the Sub-Adviser favors companies that can grow their production rather than those that simply rely upon strengthening commodity prices to improve their earnings outlooks. In constructing the portfolio, the Sub-Adviser takes into account the objectives of the Fund’s collar strategy and the instruments through which it is implemented. Under normal market conditions, the Fund generally holds approximately 130 equity securities in its portfolio.

“Collar” Strategy: Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: purchasing put options and writing call options on energy and materials indices (“Resource Indices”) and/or ETFs, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund generally purchases put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund usually writes call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of energy and natural resources securities in its portfolio, while simultaneously generating capital gains in declining markets from the purchase of put options and premiums from writing call options to help the Fund achieve its total return

Top Ten Holdings
as of August 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	11.3%
Chevron Corp.	8.1%
ConocoPhillips	5.9%
Schlumberger Ltd.	4.2%
Occidental Petroleum Corp.	3.7%
Devon Energy Corp.	2.9%
Apache Corp.	2.8%
Halliburton Co.	2.6%
Put Option OTC — JP Morgan Chase Energy Select Sector Index Strike 817.58, exp 09/19/08	2.6%
Transocean, Inc.	2.5%

Portfolio holdings are subject to change daily.

ING Risk Managed Natural Resources Fund
Portfolio Managers’ Report

investment objective. Put options may be financed by a portion of the premiums received by the Fund from the sale of call options. The Fund may purchase put options and write call options on Resource Indices and/or ETFs including, but not limited to the Energy Select Sector Index and the Materials Select Sector Index® (each a “Sector Index” and collectively, the “Sector Indices”), and/or the Energy Select Sector SPDR® Fund and the Materials Select Sector SPDR® Fund (each a “SPDR® Fund” and collectively, the “SPDR® Funds”). The collar strategy may be executed primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions.

Performance: Based on its share price as of August 31, 2008, the Fund provided a total return of 0.22% for the six-month period. This return reflects a decrease in its share price from $17.19 on February 29, 2008 to $16.35 on August 31, 2008, plus the reinvestment of $0.85 per share in distributions. Based on NAV as of August 31, 2008, the Fund had a total return of (1.87)% (net of expenses) for the six-month period. This NAV return reflects a decrease from $18.92 on February 29, 2008 to $17.62 on August 31, 2008, plus the reinvestment of $0.85 per share in distributions. A composite of 80% Energy Select Sector Index® (“IXE”) and 20% Materials Select Sector Index® (“IXB”) returned (1.64)% for the same period. The portfolio is designed to own only a part of an upside of the market and to protect against part of the downside. During the period, the Fund made total quarterly distributions of $0.85 per share including a return of capital of $0.80 per share. As of August 31, 2008, the Fund had 22,688,386 shares outstanding.

Market Review: The equity portfolio of the Fund uses a customized reference index which is a blend of 80% IXE Index and 20% IXB Index. The blended reference index returned (1.64)% for the six-month period. The relationship between the dollar and commodities had a noticeable impact throughout the period. Gold peaked in March and mirrored the dollar until mid-July, when the dollar reversed its course. As the dollar strengthened, gold and oil weakened dramatically, thereby impacting most commodities. Towards the end of the period, the signs of shorting financials in favor of commodities began to unwind as crude oil prices declined.

Equity Portfolio: In order to effectively implement the collar strategy, the Fund manages a portion of the underlying equity portfolio in a risk-managed style. To reduce basis risk between the portfolio and the collar, the portfolio generally holds the securities in the energy and materials indices in which the collar is implemented. In the portion of the portfolio on which the collar strategy is engineered, the portfolio weights for stocks reflect index weights. These securities generally represent approximately 60% of the value of the equity portfolio.

In the actively managed equity portion, underperformance of the equity portfolio can be attributed primarily to unfavorable stock selection in diversified metals and mining and precious metals sub-sectors. These industries within materials were hurt by the disconnection between stock and commodity prices irrespective of their fundamental underpinnings. While demand has softened, it is still reasonably in balance with supply constraints. For example, the Fund’s copper and iron ore holdings within diversified metals and mining were hammered despite these commodity prices holding up. Liquidity dried up as investors sought cash partly due to unwinding of leverage, hedge fund redemptions and fund closings. The portfolio benefited from its stock selection, particularly in oil and gas exploration and production, integrated oil and gas, and oil and gas drilling. The Fund’s value tilt in these areas outperformed as momentum stocks lost their steam when oil prices pulled back.

Option Portfolio: For the period, the Fund’s option strategy detracted from total returns. The Fund purchases put options and writes call options on the IXE and IXB indexes to engineer its collar. The put options were purchased against 100% of the value of the underlying equity portfolio, with strike prices at roughly 5% out-of-the-money and expiration dates of about three months at inception. The Fund’s call coverage level was usually between 50-70%, with options written generally at or near the money and expirations of about one month.

The Fund’s collar strategy seeks to exploit the high volatility of the natural resources sector — it attempts to protect the portfolio from large NAV declines while seeking to generate premiums and retain some potential for upside appreciation. This strategy detracted from total returns, as expected in rising markets, when energy rallied, particularly in April, as the written call options expired in-the-money and the amounts to be settled exceeded the total amount of premiums collected. When energy corrected in July, the Fund was protected from large draw-downs as the put options purchased to protect the Fund expired in-the-money.

Current Strategy & Outlook: For the coming months, we expect volatility levels to remain elevated as concerns over commodity prices persist. We believe implied volatility should be adequate to continue earning an attractive level of call premiums after using some of the proceeds to pay for put protection.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2008 (Unaudited)

ASSETS:
Investments in securities at value*	$399,890,982
Short-term investments at amortized cost	741,000
Cash	994
Foreign currencies at value**	134,442
Receivables:
Investment securities sold	478,306
Dividends and interest	941,223
Unrealized appreciation on forward foreign currency contracts	527,970
Prepaid expenses	3,399

Total assets	402,718,316

LIABILITIES:
Payable for investment securities purchased	417,711
Payable to affiliates	371,330
Payable for trustee fees	2,588
Other accrued expenses and liabilities	130,384
Written options***	2,115,631

Total liabilities	3,037,644

NET ASSETS (equivalent to $17.62 per share on 22,688,386 shares outstanding)	$399,680,672

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$376,105,018
Distributions in excess of net investment income	(366,449)
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(40,725,448)
Net unrealized appreciation on investments, foreign currency related transactions, and written options	64,667,551

NET ASSETS	$399,680,672

* Cost of investments in securities	$336,320,078
** Cost of foreign currencies	$136,881
*** Premiums received for written options	$2,690,772

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,962,138
Interest	20,934

Total investment income	2,983,072

EXPENSES:
Investment management fees	2,125,483
Transfer agent fees	12,352
Administrative service fees	212,548
Shareholder reporting expense	39,553
Registration fees	91
Professional fees	16,743
Custody and accounting expense	34,530
Trustee fees	4,515
Miscellaneous expense	25,771

Total expenses	2,471,586

Net investment income	511,486

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	11,302,532
Foreign currency related transactions	(304,672)
Written options	(19,381,483)

Net realized loss on investments, foreign currency related transactions, and written options	(8,383,623)

Net change in unrealized appreciation or depreciation on:
Investments	(8,201,673)
Foreign currency related transactions	1,002,730
Written options	4,802,314

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(2,396,629)

Net realized and unrealized loss on investments, foreign currency related transactions, and written options	(10,780,252)

Decrease in net assets resulting from operations	$(10,268,766)

* Foreign taxes withheld	$38,154

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	August 31,	February 29,
	2008	2008

FROM OPERATIONS:
Net investment income	$511,486	$3,821,858
Net realized loss on investments, foreign currency related transactions, and written options	(8,383,623)	(23,861,457)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	(2,396,629)	52,701,279

Increase (decrease) in net assets resulting from operations	(10,268,766)	32,661,680

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,159,346)	(2,682,572)
Return of capital	(18,125,782)	(35,854,358)

Total distributions	(19,285,128)	(38,536,930)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	—	1,514,449

Net increase in net assets resulting from capital share transactions	—	1,514,449

Net decrease in net assets	(29,553,894)	(4,360,801)

NET ASSETS:
Beginning of period	429,234,566	433,595,367

End of period	$399,680,672	$429,234,566

(Distributions in excess of net investment income)/Undistributed net investment income at end of period	$(366,449)	$281,411

See Accompanying Notes to Financial Statements

ING Risk Managed Natural Resources Fund (Unaudited)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months	Year	October 24,
	Ended	Ended	2006(1) to
	August 31,	February 29,	February 28,
	2008	2008	2007

Per Share Operating Performance:
Net asset value, beginning of period	$18.92	19.18	19.06 (2)
Income (loss) from investment operations:
Net investment income	$0.02	0.17	0.06 *
Net realized and unrealized gain (loss) on investments	$(0.47)	1.27	0.20
Total from investment operations	$(0.45)	1.44	0.26
Less distributions from:
Net investment income	$0.05	0.12	0.04
Return of capital	$0.80	1.58	0.10
Total distributions	$0.85	1.70	0.14
Net asset value, end of period	$17.62	18.92	19.18
Market value, end of period	$16.35	17.19	18.76
Total investment return at net asset value(3)%	(1.87)	8.20	1.38
Total investment return at market value(4)%	0.22	0.51	(5.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$399,681	429,235	433,595
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.16	1.17	1.23
Net expenses after expense waiver(5)%	1.16	1.17	1.18
Net investment income after expense waiver(5)%	0.24	0.86	0.88
Portfolio turnover rate %	23	57	21

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited)

NOTE 1 — ORGANIZATION

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The investment objective for the Fund is total return through a combination of current income, realized capital gains and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of Natural Resources Companies. Natural Resource Companies are those primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies. Additionally, the Fund employs an integrated options “collar” strategy to seek to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolios of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Under normal market conditions, the Fund will seek to manage risk by employing an integrated options “collar” strategy. The Fund’s collar strategy will include purchasing put options and writing call options on Resource Indices and/or Exchange Traded Funds, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund will generally purchase put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund will usually write call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of the securities of Natural Resources Companies in its portfolio, while simultaneously generating capital gains from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2008, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended August 31, 2008, the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$337,573	$33,757	$371,330

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund. Benefits under this Policy are based on an annual rate as defined

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

in the Policy agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2008, excluding short-term securities, were $96,860,304 and $147,511,147, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the Fund for the year ended August 31, 2008 was as follows:

	Number of
	Contracts	Premium

Balance at 02/29/2008	400,500	$9,310,956
Options Written	1,993,700	42,997,311
Options Expired	(918,000)	(22,493,164)
Options Terminated in Closing Purchase Transactions	(1,119,800)	(27,124,331)

Balance at 08/31/2008	356,400	$2,690,772

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets, measured at the time of investment, in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rates, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund also may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified and Natural Resources Companies. The Fund may be subject to large price volatility due to non-diversification and concentration in Natural Resources Companies. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. Because many Natural Resources Companies have significant operations in many countries worldwide, the Fund’s portfolio will be more exposed than a more diversified portfolio to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations. This means that the Fund’s portfolio of Natural Resources Companies may be more exposed to price volatility, liquidity and other risks that accompany an investment in equities of foreign companies than portfolios of international equities generally.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	Year
	Ended	Ended
	August 31,	February 29,
	2008	2008

Number of Shares
Reinvestment of distributions	—	78,414

Net increase in shares outstanding	—	78,414

$
Reinvestment of distributions	$—	$1,514,449

Net increase	$—	$1,514,449

NOTE 9 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 9 — SECURITIES LENDING (continued)

investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2008, the Fund did not have any securities on loan.

NOTE 10 —	FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2008. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended
December 31, 2007
Ordinary	Return
Income	of Capital

$2,682,572	$35,854,376

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2007 were:

	Post-October	Capital
Unrealized	Capital Losses	Loss	Expiration
Appreciation	Deferred	Carryforwards	Dates

$86,411,430	$(3,560,991)	$(33,041,070)	2015

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2006.

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters.

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial

NOTES TO FINANCIAL STATEMENTS as of August 31, 2008 (Unaudited) (continued)

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 13 —	SUBSEQUENT EVENTS

Dividends:  Subsequent to August 31, 2008, the Fund declared a quarterly dividend of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.425	9/19/2008	10/15/2008	10/3/2008

PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural Resources Fund
as of August 31, 2008 (Unaudited)

Shares			Value

COMMON STOCK: 94.9%

		Chemicals: 7.2%
24,850		Air Products & Chemicals, Inc.	$2,282,473
10,950		Ashland, Inc.	448,184
115,700		Dow Chemical Co.	3,948,841
12,400		Eastman Chemical Co.	747,968
26,450		Ecolab, Inc.	1,209,823
112,000		EI Du Pont de Nemours & Co.	4,977,280
25,650		Hercules, Inc.	552,758
15,150		International Flavors & Fragrances, Inc.	609,182
68,250		Monsanto Co.	7,797,563
24,000		PPG Industries, Inc.	1,508,640
25,750		Praxair, Inc.	2,313,380
19,800		Rohm & Haas Co.	1,485,990
19,700		Sigma-Aldrich Corp.	1,118,172

			29,000,254

		Coal: 2.3%
12,707		Arch Coal, Inc.	689,228
63,248		Consol Energy, Inc.	4,282,522
10,700		Massey Energy Co.	705,772
52,113		Peabody Energy Corp.	3,280,513
131,918	@,@@	White Energy Co., Ltd.	428,038

			9,386,073

		Engineering & Construction: 0.2%
440,625	@@	Boart Longyear Group	737,061

			737,061

		Forest Products & Paper: 1.2%
348,984	@,@@	Catalyst Paper Corp.	397,693
61,700		International Paper Co.	1,668,985
30,150		MeadWestvaco Corp.	798,372
20,188	@,@@	Sino-Forest Corp.	380,260
30,150		Weyerhaeuser Co.	1,673,024

			4,918,334

		Iron/Steel: 1.8%
13,900		AK Steel Holding Corp.	731,279
15,950		Allegheny Technologies, Inc.	781,550
5,817		Cleveland-Cliffs, Inc.	588,797
147,148	@,@@	Consolidated Thompson Iron Mines Ltd.	839,816
32,700		Nucor Corp.	1,716,750
19,834		United States Steel Corp.	2,639,310

			7,297,502

		Mining: 5.4%
68,350		Alcoa, Inc.	2,196,086
39,191	@,@@	Anatolia Minerals Development Ltd.	90,060
1	@@	Aquarius Platinum Ltd.	9
12,872	@@	Barrick Gold Corp.	447,045
9,955	@@	Cameco Corp.	299,446
275,057	@,@@	Centamin Egypt Ltd.	261,638
62,148	@,@@	Eldorado Gold Corp. (Canadian Denominated Security)	494,000
212,027	@,@@	European Goldfields Ltd.	846,670
100,429	@,@@	First Uranium Corp.	520,210
61,739		Freeport-McMoRan Copper & Gold, Inc.	5,514,527
235,152	@,@@	Frontera Copper Corp.	465,077
25,867	@@	GoldCorp, Inc.	877,667
58,381	@@	Iamgold Corp.	380,644
35,335	@@	Kinross Gold Corp.	581,261
54,913	@,@@	MAG Silver Corp.	412,184
16,982	@,@@	Major Drilling Group International	687,725
62,879		Newmont Mining Corp.	2,835,843
114,488	@,@@	Premier Gold Mines Ltd.	249,074
39,221	@,@@	QuADRa Mining Ltd.	626,103
7,081	@@	Randgold Resources Ltd. ADR	310,785
198,946	@,@@	Shore Gold, Inc.	279,176
116,134	@,@@	Silver Bear Resources, Inc.	169,531
79,410	@,@@	Sino Gold Ltd.	289,551
11,249	@@	Teck Cominco Ltd.	466,384
27,100		Titanium Metals Corp.	390,511
16,900		Vulcan Materials Co.	1,264,796
51,470	@@	Yamana Gold, Inc.	556,905

			21,512,908

		Oil & Gas: 58.6%
122,435		Anadarko Petroleum Corp.	7,557,913
97,571		Apache Corp.	11,160,171
13,800		Cabot Oil & Gas Corp.	613,272
19,260	@@	Canadian Natural Resources Ltd.	1,638,063
99,600		Chesapeake Energy Corp.	4,820,640
374,134		Chevron Corp.	32,295,247
24,335		Cimarex Energy Co.	1,351,566
283,714		ConocoPhillips	23,409,242
112,463		Devon Energy Corp.	11,476,849
64,886	@@	Encana Corp.	4,859,961
17,446	@@	ENI S.p.A. ADR	1,134,862
19,200		ENSCO International, Inc.	1,301,376
45,750		EOG Resources, Inc.	4,777,215
565,954		ExxonMobil Corp.	45,281,979
80,930		Hess Corp.	8,474,180
200,787		Marathon Oil Corp.	9,049,470
42,800		Murphy Oil Corp.	3,361,084
111,503	@,@@	Nabors Industries Ltd.	3,969,507
60,100		Noble Corp.	3,022,429
23,000		Noble Energy, Inc.	1,649,790
57	@,@@	OAO Gazprom ADR	2,218
187,799		Occidental Petroleum Corp.	14,903,729
69,956		Patterson-UTI Energy, Inc.	1,988,150
20,983	@	Plains Exploration & Production Co.	1,130,984
20,500		Range Resources Corp.	951,610
41,200		Rowan Cos., Inc.	1,521,928
42,635	@@	Royal Dutch Shell PLC ADR — Class A	2,963,985
45,500	@	Southwestern Energy Co.	1,745,835
9,819	@	Stone Energy Corp.	468,072
36,478	@@	Suncor Energy, Inc.	2,073,410
43,319		Sunoco, Inc.	1,922,497
130,198	@@	Talisman Energy, Inc.	2,290,183
18,300		Tesoro Petroleum Corp.	339,465
26,397	@@	Total SA ADR	1,897,416
77,050	@	Transocean, Inc.	9,800,760
83,850		Valero Energy Corp.	2,914,626
117,664		XTO Energy, Inc.	5,931,442

			234,051,126

		Oil & Gas Services: 14.1%
87,044		Baker Hughes, Inc.	6,964,390
161,210		BJ Services Co.	4,328,489
28,800	@	Cameron International Corp.	1,341,792
146,984	@	Global Industries Ltd.	1,421,335
240,561		Halliburton Co.	10,570,250
81,114	@	Key Energy Services, Inc.	1,362,715
88,000	@	National Oilwell Varco, Inc.	6,488,240
176,428		Schlumberger Ltd.	16,623,046
30,464		Smith International, Inc.	2,123,341
129,000	@	Weatherford International Ltd.	4,976,820

			56,200,418

		Packaging & Containers: 0.7%
16,350		Ball Corp.	750,792
21,250		Bemis Co.	593,300
25,500	@	Pactiv Corp.	685,185
30,050		Sealed Air Corp.	728,112

			2,757,389

		Pipelines: 2.2%
153,700		El Paso Corp.	2,576,012
84,279		Spectra Energy Corp.	2,230,022

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural Resources Fund
as of August 31, 2008 (Unaudited) (continued)

Shares			Value

		Pipelines (continued)
12,362	@@	TransCanada Corp	$469,385
111,500		Williams Cos., Inc.	3,444,235

			8,719,654

		Transportation: 1.2%
28,454		Diana Shipping, Inc.	807,525
17,119	@@	Nordic American Tanker Shipping	602,246
47,030		Tidewater, Inc.	2,853,310
42,398	@,@@	Viterra, Inc.	489,146

			4,752,227

		Total Common Stock (Cost $315,412,472)	379,332,946

No. of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 5.1%
64,700		Put Option OTC — JPMorgan Chase Basic Industries Select Sector Index Strike 427.75, exp 09/19/08	$1,463,862
66,400		Put Option OTC — JPMorgan Chase Basic Industries Select Sector Index Strike 389.22, exp 10/17/08	556,027
64,900		Put Option OTC — JPMorgan Chase Basic Industries Select Sector Index Strike 384.75, exp 11/21/08	787,733
135,500		Put Option OTC — JP Morgan Chase Energy Select Sector Index Strike 817.58, exp 09/19/08	10,258,515
140,600		Put Option OTC — JPMorgan Chase Energy Select Sector Index Strike 735.16, exp 10/17/08	4,404,519
148,200		Put Option OTC — JPMorgan Chase Energy Select Sector Index Strike 673.95, exp 11/21/08	3,087,380

		Total Purchased Options (Cost $20,907,606)	20,558,036

		Total Long-Term Investments (Cost $336,320,078)	399,890,982

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.2%

	Repurchase Agreement: 0.2%
$741,000		Deutsche Bank Repurchase Agreement dated 08/29/08, 2.100%, due 09/02/08, $741,173 to be received upon repurchase (Collateralized by $1,315,000 Resolution Funding Corporation, Discount Note, Market Value $756,257, due 10/15/20)	$741,000

		Total Short-Term Investments (Cost $741,000)	741,000

	Total Investments in Securities (Cost $337,061,078)*	100.2%	$400,631,982
	Other Assets and Liabilities - Net	(0.2)	(951,310)

	Net Assets	100.0%	$399,680,672

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $339,737,883.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$76,095,117
Gross Unrealized Depreciation	(15,201,018)

Net Unrealized Appreciation	$60,894,099

The following table summarizes the inputs used as of August 31, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in	Other Financial
	Securities	Instruments*

Level 1 — Quoted Prices	$377,876,069	$—
Level 2 — Other Significant Observable Inputs	2,197,877	527,970
Level 3 — Significant Unobservable Inputs	20,558,036	(2,115,631)

Total	$400,631,982	$(1,587,661)

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act (see Note 2). The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2008, was as follows:

	Investments in	Other Financial
	Securities	Instruments*

Balance at 02/29/08	$6,096,513	$(13,538,129)
Net purchases/sales	2,877,785	6,620,184
Total realized and unrealized gain (loss)	11,583,738	4,802,314
Amortization of premium/discount	—	—
Transfers in and/or out of Level 3	—	—

Balance at 08/31/08	$20,558,036	$(2,115,631)

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended August 31, 2008, total change in unrealized gain (loss) on Level 3 securities still held at period end included in the change in net assets was $225,571. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural Resources Fund
as of August 31, 2008 (Unaudited) (continued)

At August 31, 2008 the following forward foreign currency contracts were outstanding for the ING Risk Managed Natural Resources Fund:

			In
		Settlement	Exchange		Unrealized
Currency	Buy/Sell	Date	For	Value	Appreciation
			USD

Australia Dollars
AUD 1,400,000	SELL	9/25/08	1,333,416	1,198,504	$134,912
Canada Dollars CAD 8,250,000	SELL	9/24/08	8,160,133	7,767,075	393,058

					$527,970

ING Risk Managed Natural Resources Fund Written Options Outstanding on August 31, 2008:

		Exercise	Expiration	# of
Description/Name of Issuer	Counterparty	Price	Date	Contracts	Premium	Value

Call Option OTC — Basic Industries Select Sector Index	JPMorgan Chase	430.00	09/19/08	112,100	$274,645	$(258,951)
Call Option OTC — Energy Select Sector Index	JPMorgan Chase	790.00	09/19/08	244,300	2,416,127	(1,856,680)

					$2,690,772	$(2,115,631)

	Total Premiums Received:		$2,690,772
	Total Liabilities for Written Options:		$2,115,631

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Risk Managed Natural Resources Fund
as of August 31, 2008 (Unaudited) (continued)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2008
% of Total Net Assets against which calls written	57%
Average Days to Expiration	28 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$2,690,772
Value of calls	$(2,115,631)

Supplemental Put Option Statistics as of August 31, 2008
% of Total Net Assets against which index puts purchased	100%
Average Days to Expiration	93 days
Average Index Put Moneyness* at time purchased	5% OTM
Premium paid for puts	$20,907,606
Value of puts	$20,558,036

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Risk Managed Natural Resources Trust was held June 27, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Risk Managed Natural Resources Fund, Class II Trustees

To elect four Class II Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

Results:

			Shares voted
		Shares	against or	Shares	Total
	Proposal 1*	voted for	withheld	abstained	Shares Voted

Class II Trustees	J. Michael Earley	20,701,173.917	259,494.000	—	20,960,667.917
	Patrick W. Kenny	20,700,551.917	260,116.000	—	20,960,667.917
	Shaun P. Mathews	20,701,081.917	259,586.000	—	20,960,667.917
	Roger B. Vincent	20,703,197.917	257,470.000	—	20,960,667.917

*	Proposal 1 Passed

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases

ADDITIONAL INFORMATION (Unaudited) (continued)

and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2008 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE

March 20, 2008	April 1, 2008	April 15, 2008
June 20, 2008	July 1, 2008	July 15, 2008
September 19, 2008	October 1, 2008	October 15, 2008
December 19, 2008	December 29, 2008	January 15, 2009

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IRR).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2008 was 21,813, which does not include beneficial owners of shares held in the name of brokers or other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 21, 2008 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
The Bank of New York Mellon Corporation
101 Barclay Street (11E)
New York, New York 10286

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

PRSAR-UIRR (0808-102208)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Risk Managed Natural Resources Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: November 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: November 7, 2008

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: November 7, 2008